Exhibit 99.1

FINANCIAL ENGINES ANNOUNCES AGREEMENT TO BE ACQUIRED BY HELLMAN & FRIEDMAN
FOR $45.00 PER SHARE IN CASH

Transaction Would Combine Financial Engines and Edelman Financial Services,
Creating Unparalleled Independent Registered Investment Advisor

SUNNYVALE, Calif.-- April 30, 2018-- Financial Engines (NASDAQ:FNGN), America’s largest independent investment advisor1, today announced that it has signed a definitive agreement to be acquired by funds affiliated with Hellman & Friedman (“H&F”) in an all-cash transaction that values Financial Engines at an aggregate value of approximately $3.02 billion.  Under the terms of the agreement, Financial Engines shareholders will receive $45.00 per share in cash upon the closing of the transaction. The price per share represents more than a 32 percent premium above the closing share price of $33.95 on April 27, 2018 and more than a 41 percent premium above the trailing 90-day volume weighted average stock price for the period ended April 27, 2018. The agreement has been unanimously approved by Financial Engines’ board of directors. Edelman Financial Services (“Edelman”), one of the nation's largest independent financial planning and investment management firms, will be combined with Financial Engines as part of the transaction. H&F owns a majority interest in Edelman.

Financial Engines and Edelman are two firms with similar proud legacies of providing investors independent financial advice.  Founded in 1996, Financial Engines uniquely leverages proprietary technology and a network of advisors to deliver a broad range of financial planning and investment advice to investors through nationwide advisor centers and employees at their workplace. Today, with $169 billion in assets under management, more than 750 of America’s leading employers and largest recordkeepers trust Financial Engines to help over ten million employees with more than $1 trillion in assets to save and invest for retirement. Over the past thirty years, Edelman has established itself as a leader in personal finance education and financial planning services. Edelman has become one of the largest independent financial planning firms in the nation, managing more than $21.7 billion for more than 35,000 clients across the country. The combined companies, with a shared vision, will create the leading provider of scalable, comprehensive, and unbiased advice for all investors.

“After a thorough assessment, the Board has determined that this transaction represents a compelling outcome for our stockholders, customers and employees. It recognizes the value of Financial Engines’ franchise and mission while providing stockholders with a substantial premium,” said Blake Grossman, Chairman of the Board of Financial Engines.

“Financial Engines is extremely excited to enter the next chapter of growth through a partnership with Hellman & Friedman,” said Larry Raffone, President and CEO of Financial Engines. “We see tremendous alignment and commitment to our vision, and we believe the H&F partnership and the combination with Edelman is the best path for us to achieve our long-term strategic objectives, while providing significant and immediate upside to our stockholders, employees and clients.” Larry will be President, CEO and board member of the combined company.

“Financial Engines is a pioneer in the high-growth financial technology sector. It brings a competitively superior investment methodology to its trusted relationships with the largest employers and recordkeepers in America,” said Allen Thorpe, Partner at Hellman & Friedman.  “We look forward to further investing in Financial Engines to accelerate its growth and success.  We will work closely with Larry and the rest of the Financial Engines team and Ryan Parker and the Edelman team to bring these companies together into a unique business with an unparalleled mission to bring better financial help to millions of investors.”

“Our unwavering focus on our clients has allowed us to build a rapidly growing business and we are proud of our long-time commitment to delivering high-quality financial planning and investment advice,” said Edelman Founder and Chairman Ric Edelman. “We are very excited to join forces with Financial Engines to serve more clients better than ever and to accelerate growth in the business.” Ric will be a board member and Chairman of Financial and Investor Education of the combined company.

The transaction, which is expected to close in the third quarter of 2018, is subject to approval by Financial Engines stockholders, regulatory approval and other customary closing conditions.

Sandler O’Neill & Partners, L.P. acted as financial advisor to Financial Engines, and Wachtell, Lipton, Rosen & Katz provided legal counsel. J.P. Morgan, Barclays, Deutsche Bank Securities Inc., and UBS Investment Bank acted as financial advisors to H&F and Simpson Thacher & Bartlett provided legal counsel to H&F and Edelman.

About Financial Engines
With roots in Silicon Valley, Financial Engines is the nation’s largest independent investment advisor1. We believe that all Americans – not just the wealthy – should have access to high-quality, unbiased financial help and our client’s best interests should always come first. Today, more than 750 of the nation’s most respected employers trust Financial Engines to offer professional financial help to over ten million employees nationwide.

For more information, visit www.financialengines.com.

1 For independence methodology and ranking, see InvestmentNews Center (http://data.investmentnews.com/ria/).

©1998-2018 Financial Engines, Inc. All rights reserved. Financial Engines® is a registered trademark of Financial Engines, Inc. All advisory services provided by Financial Engines Advisors L.L.C. Financial Engines does not guarantee future results.

About Edelman Financial Services
Edelman Financial Services is one of the nation’s largest independent financial planning firms providing financial planning and investment management services to over 35,000 individuals and families, and managing more than $21.7 billion in assets. Edelman Financial Services has won more than 100 financial, business, community and philanthropic awards, and offers an investment philosophy that puts clients first and delivers value through in-depth financial education, personalized financial plans and access to experienced financial planners.

For more information, visit www.EdelmanFinancial.com.

About Hellman & Friedman
Hellman & Friedman is a leading private equity investment firm with offices in San Francisco, New York, and London. Since its founding in 1984, Hellman & Friedman, through its affiliated funds, has raised and managed over $35 billion of committed capital. The firm focuses on investing in superior business franchises and serving as a value-added partner to management in select industries including financial services, software, business & information services, healthcare, internet & media, retail & consumer, and industrials and energy.

For more information on Hellman & Friedman, please visit www.hf.com.

Media Contacts

Financial Engines
Investor Relations
IR@financialengines.com
408-498-6040

or

Media Relations
PRTeam@financialengines.com
408-498-6020

Hellman & Friedman
Patrick Clifford
Abernathy MacGregor
patrick.clifford@abmac.com
212-371-5999

Edelman Financial Services
Prosek Partners
Josette Robinson
Jrobinson@prosek.com
212-279-3115

Additional Information and Where to Find It

This communication relates to the proposed merger involving Financial Engines, Inc. (“Financial Engines” or the “Company”).  In connection with the proposed merger, Financial Engines will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”).  This communication is not a substitute for the Proxy Statement or any other document that Financial Engines may file with the SEC or send to its stockholders in connection with the proposed merger.  BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF FINANCIAL ENGINES ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, and the Company’s website, www.FinancialEngines.com.  In addition, the documents (when available) may be obtained free of charge by directing a request to Amy Conley by email at ir@FinancialEngines.com or by calling (408) 498-6040.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Financial Engines common stock in respect of the proposed merger.  Information about the directors and executive officers of Financial Engines is set forth in the proxy statement for the Company’s 2018 annual meeting of stockholders, which was filed with the SEC on April 6, 2018, and in other documents filed by Financial Engines with the SEC.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed merger when they become available.

Cautionary Statements Regarding Forward-Looking Information

Certain statements contained in this communication may constitute “forward-looking statements.”  These forward-looking statements may be identified by terms such as “plan to,” “designed to,” “allow,” “will,” “can,” “expect,” “estimates,” “believes,” “intends,” “may,” “continues,” “to be” or the negative of these terms, and similar expressions intended to identify forward-looking statements.  These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements, and reported results should not be considered as an indication of future performance.  These risks, uncertainties and other factors include, but are not limited to, risks related to the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure to obtain Financial Engines stockholder approval of the merger or the failure to satisfy any of the other conditions to the completion of the merger; the effect of the announcement of the merger on the ability of Financial Engines to retain and hire key personnel and maintain relationships with its clients, providers, partners and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the merger; the ability to meet expectations regarding the timing and completion of the merger; and other factors described in the Company’s Form 10-K for the year ended December 31, 2017, as filed with the SEC, and in other reports filed by the Company with the SEC from time to time. You are cautioned not to unduly rely on these forward-looking statements, which speak only as of the date of this communication.  Unless required by law, Financial Engines undertakes no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this communication or to report the occurrence of unanticipated events.